Exhibit 32

WESTERN FEED MILLS, INC.

FINANCIAL STATEMENTS

FOR THE PERIOD ENDED

DECEMBER 31, 2003 AND 2002

WESTERN FEED MILLS, INC.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF

FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

Fred W. Raybourn, the Chief Executive Officer and the Chief Financial Officer of Western Feed Mills, Inc. (the “Company”), has executed this Certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (the “Report”).

Each of the undersigned hereby certifies that:

•                                          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                                          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this Certification as of the 29th day of March, 2004.

/s/ Fred W. Raybourn, CEO
Fred W. Raybourn
Chief Executive Officer

/s/ Fred W. Raybourn
Fred W. Raybourn
Chief Financial Officer